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                                                                   EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-11329 of CenterPoint Energy, Inc. on Form S-8 of our report dated June 27, 2003, appearing in this Annual Report on Form 11-K of the CenterPoint Energy, Inc. Savings Plan (formerly Reliant Energy, Incorporated Savings Plan) for the year ended December 31, 2002.




/S/ DELOITTE & TOUCHE LLP

Houston, Texas
June 27, 2003